UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004 (April 1, 2004)

GENESCO INC.

(Exact name of registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	1-3083 (Commission File Number)	62-0211340 (IRS Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee (Address of Principal Executive Office)	37217-2895 (Zip code)

Registrant’s telephone number, including area code: (615) 367-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 CONSENT OF KPMG LLP
EX-99.1 HISTORICAL CONSOLIDATED FINANCIALS
EX-99.2 UNAUDITED PROFORMA STATEMENT OF EARNINGS

Item 2. Acquisition or Disposition of Assets.

On April 1, 2004, Genesco Inc. a Tennessee Corporation (The “Company”) completed the acquisition of 100% of the outstanding common shares of Hat World Corporation (“Hat World”) for a total purchase price of approximately $180.1 million, including adjustments for $12.6 million of net cash acquired and direct acquisition expenses of $2.8 million. The results of Hat World’s operations have been included in the Company’s consolidated financial statements since that date. Headquartered in Indianapolis, Indiana, Hat World is a leading specialty retailer of licensed and branded headwear sold through 492 retail stores as of May 1, 2004.

On April 9, 2004, the Company filed a Current Report on Form 8-K reporting, among other things, that it had completed the acquisition and that the financial statements and information required under Item 7 would be filed on or before June 15, 2004. This Amendment No. 1 to the Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Hat World Corporation and Subsidiaries including the consolidated balance sheets as of January 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined consolidated statements of earnings for the year ended January 31, 2004 and for the three months ended May 1, 2004, including the notes thereto, are attached as Exhibit 99.2 hereto and are incorporated herein by reference.

(c)	Exhibits:

2.1	Agreement and Plan of Merger, dated as of February 5, 2004, by and among Genesco Inc., HWC Merger Sub, Inc. and Hat World Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Commission upon request.)*

10.1	Credit Agreement, dated as of April 1, 2004, by and among Genesco Inc., as Borrower, certain Subsidiaries of the Borrower from time to time party thereto as Guarantors, Bank of America, N.A., as Administrative Agent and L/C Issuer and the other Lenders party thereto.*

10.2	Form of Revolving Note.*

10.3	Form of Term Note.*

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Historical consolidated financial statements of Hat World Corporation and Subsidiaries including consolidated balance sheets as of January 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended.

99.2	The unaudited pro forma combined consolidated statements of earnings for the year ended January 31, 2004 and for the three months ended May 1, 2004, including the notes thereto.

*	Previously Filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: June 15, 2004	By:	/s/ Roger G. Sisson

	Name:	Roger G. Sisson
	Title:	Vice President, Secretary and
General Counsel

EXHIBIT INDEX

No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of February 5, 2004, by and among Genesco Inc., HWC Merger Sub, Inc. and Hat World Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this agreement are omitted, but will be provided supplementally to the Commission upon request.)*

10.1	Credit Agreement, dated as of April 1, 2004, by and among Genesco Inc., as borrower, certain Subsidiaries of the Borrower from time to time party thereto as Guarantors, Bank of America, N.A., as Administrative Agent and L/C Issuer and the other Lenders party thereto.*

10.2	Form of Revolving Note.*

10.3	Form of Term Note.*

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Historical consolidated financial statements of Hat World Corporation and Subsidiaries including consolidated balance sheets as of January 31, 2004 and 2003, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended.

99.2	The unaudited pro forma combined consolidated statements of earnings for the year ended January 31, 2004 and for the three months ended May 1, 2004, including the notes thereto.

*	Previously Filed.